SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 15, 1998
                -----------------------------------------------
                Date of Report(Date of earliest event reported)


                         SECURITY PACIFIC NATIONAL BANK,
           (now Bank of America National Trust & Savings Association)
                    as Servicer of certain home equity loans
                     conveyed to a trust which trust issued
                 SPNB Home Equity Loan Asset Backed Certificates
                      (the "Certificates"), Series 1991-1,
                                     Class B
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               (Exact name of registrant as specified in charter)


           U.S.A.                    000-18651               95-2772475
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(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)        Identification No.)


Bank of America NT&SA
As Successor by Merger to
Security Pacific National Bank
555 California Street
San Francisco, CA                           94104
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(Address of principal executive offices) (Zip Code)


                                 (415) 622-3530
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
         ------------

         (a) On April 15, 1998, Bank of America NT&SA, successor by merger to Security Pacific National Bank, as Paying Agent (the "Paying Agent"), made a distribution to Holders of Certificates pursuant to Article 5 of the Pooling and Servicing Agreement dated as of May 1, 1991 between Security Pacific National Bank, as Seller and Servicer, and The First National Bank of Chicago, as Trustee (the "Pooling and Servicing Agreement"). A copy of the Pooling and Servicing Agreement was filed as Exhibit 4.1 on Form 8-A of the Registration Statement of Security Pacific National Bank, as Servicer of certain home equity loans conveyed to a trust which trust issued the Certificates on May 31, 1991.
              Section 5.03 of the Pooling and Servicing Agreement provides that with each distribution of principal and interest to Holders of Certificates, the Servicer will prepare and include a statement setting forth information with respect to the Certificates and the distribution (the "Monthly Statement"). A copy of the Monthly Statement for April 1998 is attached hereto as Exhibit 21.83.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)    Exhibits
                --------

Exhibit
Number          Description
-------         -----------

 21.83          Monthly Statement for April 1998


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  Security Pacific National Bank, as Servicer,
               By Bank of America NT&SA, as Successor by Merger,
                SPNB Home Equity Loan Asset Backed Certificates,
                            Series 1991-1, Class B.
                                  (Registrant)


Date:  April 15, 1998



                                      By:  /s/ JOSEPH COLLINS
                                           ---------------------
                                           Name:  Joseph Collins
                                           Title: Vice President